As filed with the Securities and Exchange Commission on February 29, 2016

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

ALARM.COM HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	26-4247032
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

8281 Greensboro Drive

Suite 100

Tysons, Virginia 22102

(Address of principal executive offices) (Zip Code)

Alarm.com Holdings, Inc. 2015 Equity Incentive Plan

Alarm.com Holdings, Inc. 2015 Employee Stock Purchase Plan

(Full titles of the plans)

Stephen Trundle

President and Chief Executive Officer

Alarm.com Holdings, Inc.

8281 Greensboro Drive

Suite 100

Tysons, Virginia 22102

(877) 389-4033

(Name, address and telephone number, including area code, of agent for service)

Copies to:

Eric Jensen

Nicole Brookshire

Peyton Worley

Cooley LLP

500 Boylston Street, 14th Floor

Boston, Massachusetts 02116

(617) 937-2300

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered (1)	Proposed Maximum Offering Price Per Share (2)	Proposed Maximum Aggregate Offering Price (2)	Amount of Registration Fee
2015 Equity Incentive Plan Common Stock, $0.01 par value per share	2,279,083 shares (3)	$16.77	$38,220,221.91	$3,848.78
2015 Employee Stock Purchase Plan Common Stock, $0.01 par value per share	455,816 shares (4)	$16.77	$7,644,034.32	$769.75
Total	2,734,899 shares	N/A	$45,864,256.23	$4,618.53

(1)	Pursuant to Rule 416(a) of the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement shall also cover any additional shares of the Registrant’s common stock, par value $0.01 per share (the “Common Stock”) that become issuable under the Alarm.com Holdings, Inc. 2015 Equity Incentive Plan (the “2015 EIP”) and the Alarm.com Holdings, Inc. 2015 Employee Stock Purchase Plan (the “2015 ESPP”) by reason of any stock dividend, stock split, recapitalization or other similar transaction.
(2)	Estimated in accordance with Rule 457(c) and (h) under the Securities Act solely for the purpose of calculating the registration fee on the basis of $16.77, the average of the high and low prices of the Registrant’s Common Stock as reported on The NASDAQ Global Market on February 23, 2016.
(3)	Represents shares of Common Stock that were automatically added to the shares authorized for issuance under the 2015 EIP on January 1, 2016 pursuant to an “evergreen” provision contained in the 2015 EIP.
(4)	Represents shares of Common Stock that were automatically added to the shares authorized for issuance under the 2015 ESPP on January 1, 2016 pursuant to an “evergreen” provision contained in the 2015 ESPP.

INCORPORATION BY REFERENCE OF CONTENTS

OF REGISTRATION STATEMENT ON FORM S-8

This Registration Statement is being filed by Alarm.com Holdings, Inc. (the “Registrant”) for the purpose of registering (i) an additional 2,279,083 shares of Common Stock issuable pursuant to the Alarm.com Holdings, Inc. 2015 Equity Incentive Plan (the “2015 EIP”) and (i) an additional 455,816 shares of Common Stock issuable pursuant to the Alarm.com Holdings, Inc. 2015 Employee Stock Purchase Plan (the “2015 ESPP”). These additional shares of Common Stock are securities of the same class as other securities for which a Registration Statement on Form S-8 of the Registrant relating to the same employee benefit plans is effective. The Registrant previously registered shares of its Common Stock for issuance under the 2015 EIP and 2015 ESPP under a Registration Statement on Form S-8 filed with the Securities and Exchange Commission (the “Commission”) on June 26, 2015 (File No. 333-205245). Pursuant to General Instruction E to Form S-8, this Registration Statement hereby incorporates by reference the contents of the Registration Statement referenced above.

Part II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.	EXHIBITS.

Exhibit No.	Description
4.1(1)	Amended and Restated Certificate of Incorporation of the Registrant.
4.2(2)	Amended and Restated Bylaws of the Registrant.
4.3(3)	Form of Common Stock Certificate of the Registrant.
5.1	Opinion of Cooley LLP (filed herewith).
23.1	Consent of PricewaterhouseCoopers LLP (filed herewith).
23.2	Consent of Cooley LLP (included in Exhibit 5.1 and incorporated herein by reference).
24.1	Power of Attorney (included as part of the signature page to this Registration Statement).
99.1(4)	Alarm.com Holdings, Inc. 2015 Equity Incentive Plan.
99.2(5)	Alarm.com Holdings, Inc. 2015 Employee Stock Purchase Plan.

(1)	Filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on July 2, 2015, and incorporated herein by reference.
(2)	Filed as Exhibit 3.2 to the Registrant’s Current Report on Form 8-K filed with the Commission on July 2, 2015, and incorporated herein by reference.
(3)	Filed as Exhibit 4.1 to the Registrant’s Registration Statement on Form S-1/A filed with the Commission on May 22, 2015 (File No. 333-204428), as amended, and incorporated herein by reference.
(4)	Filed as Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q filed with the Commission on August 14, 2015, and incorporated herein by reference.
(5)	Filed as Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q filed with the Commission on August 14, 2015, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tysons, Commonwealth of Virginia, on February 29, 2016.

ALARM.COM HOLDINGS, INC.

By:	/s/ Jennifer Moyer
Jennifer Moyer
Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Stephen Trundle and Jennifer Moyer, and each or any one of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title(s)	Date

/s/ Stephen Trundle	President, Chief Executive Officer and Director (Principal Executive Officer)	February 29, 2016
Stephen Trundle

/s/ Jennifer Moyer Jennifer Moyer	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	February 29, 2016

/s/ Timothy McAdam	Chairman of the Board of Directors	February 29, 2016
Timothy McAdam

/s/ Donald Clarke	Director	February 29, 2016
Donald Clarke

/s/ Hugh Panero	Director	February 29, 2016
Hugh Panero

/s/ Mayo Shattuck	Director	February 29, 2016
Mayo Shattuck

/s/ Ralph Terkowitz	Director	February 29, 2016
Ralph Terkowitz

EXHIBIT INDEX

Exhibit No.	Description
4.1(1)	Amended and Restated Certificate of Incorporation of the Registrant.
4.2(2)	Amended and Restated Bylaws of the Registrant.
4.3(3)	Form of Common Stock Certificate of the Registrant.
5.1	Opinion of Cooley LLP (filed herewith).
23.1	Consent of PricewaterhouseCoopers LLP (filed herewith).
23.2	Consent of Cooley LLP (included in Exhibit 5.1 and incorporated herein by reference).
24.1	Power of Attorney (included as part of the signature page to this Registration Statement).
99.1(4)	Alarm.com Holdings, Inc. 2015 Equity Incentive Plan.
99.2(5)	Alarm.com Holdings, Inc. 2015 Employee Stock Purchase Plan.

(1)	Filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on July 2, 2015, and incorporated herein by reference.
(2)	Filed as Exhibit 3.2 to the Registrant’s Current Report on Form 8-K filed with the Commission on July 2, 2015, and incorporated herein by reference.
(3)	Filed as Exhibit 4.1 to the Registrant’s Registration Statement on Form S-1/A filed with the Commission on May 22, 2015 (File No. 333-204428), as amended, and incorporated herein by reference.
(4)	Filed as Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q filed with the Commission on August 14, 2015, and incorporated herein by reference.
(5)	Filed as Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q filed with the Commission on August 14, 2015, and incorporated herein by reference.